                                                                   EXHIBIT 10.16

                          STOCK APPRECIATION RIGHTS
                                   AGREEMENT

         THIS STOCK APPRECIATION RIGHTS AGREEMENT, effective the 14th day of November, 1997, is made by FWT, Inc. (the "Company") to Douglas A. Standley (the "Executive").

                             W I T N E S S E T H:

         WHEREAS, the Executive is Chief Operations and President, Ft.
Worth Division of the Company upon whose effort the continual successful and profitable operation of the Company is dependent; and

         WHEREAS, the Company wants to assure the continued availability of the services of the Executive to the Company; and

         WHEREAS, the Executive and the Company desire to grant to Executive the right to participate in an increase in the value of the Company's Common Stock, par value $10.00 per share (the "Common Stock").

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby agrees with Executive as follows:

         1. Defined Terms. As used herein, each of the following terms shall have the following definitions:

         "Affiliate" means any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, control means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract, or otherwise. Control shall be presumed by an individual that is a director or executive officer of a Person, or a Person that beneficially owns more than 10% of any class of securities of such Person having general voting rights. During the period before the Closing and at the Closing, Company shall be considered an Affiliate of each Shareholder. During the period after the Closing, Purchaser and Baker Communications Fund, L.P. shall be considered an Affiliate of Company for so long as Purchaser controls Company.

         "Appraisal Event" means a Dilution Adjustment Event or delivery of a Payment Notice to the extent that, in either such case, Fair Market Value is to be determined pursuant to clause (c) of the definition of Fair Market Value.

         "Appraisal Procedure" shall mean the following procedure for determining the Appraised Value of one share of Common Stock: (a) upon the occurrence of any Appraisal Event, the Company and the Executive shall attempt to agree on a mutually acceptable Qualified Appraiser to value the Common Stock, and if such parties agree on a Qualified Appraiser within ten (10) days following the occurrence of any Appraisal Event such Qualified Appraiser shall, on or before twenty (20) days following the date it is appointed, determine the Appraised Value of the Common Stock, and such determination shall be binding upon the Company and the
Executive: (b) in the event the Company and the Executive are unable to agree on a mutually acceptable Qualified Appraiser within ten (10) days following the occurrence of any Appraisal Event, on the expiration of such ten (10) day period, the Company and the Executive shall each appoint a Qualified Appraiser to value the Common Stock. Within twenty (20) days following the date they are appointed, the Qualified Appraisers appointed by the Company and the Executive shall determine the Appraised Value of the Common Stock. In the event the Appraised Value determined by the Company's Qualified Appraiser is more than 95% of the Appraised Value determined by the Executive's Qualified Appraiser, the Appraised Value for purposes of this Agreement shall be the average of the values determined by such appraisers and such determination shall be binding upon the Company and the Executive. In the event the Appraised Value determined by the Company's Qualified Appraiser is equal to or less than 95% of the value determined by the Executive's Qualified Appraiser, such appraisers shall in turn promptly appoint a third Qualified Appraiser who shall, within twenty (20) days following the date it is appointed, determine the Appraised Value of the Common Stock. The value which is neither the lowest nor the highest of the values determined by the three Qualified Appraisers shall be the Appraised Value of the Common Stock for purposes of this Agreement and shall be binding upon the Company and the Executive. In the event either the Company or the Executive fails to timely appoint a Qualified Appraiser, such failing party will be deemed to have waived its rights to appoint a Qualified Appraiser, and the Qualified Appraiser appointed by the other party shall determine the Appraised Value for purposes of this Agreement which determination shall be binding upon the Executive and the Company. The costs of each Qualified Appraiser referred to herein shall be paid by the Company.

         "Appraised Value" has the meaning set forth in the definition of "Fair Market Value."

         "Base Numerator" initially means 2.7228; provided, that such amount is subject to adjustment as provided in Section 3 hereof.

         "Base Value" means $45,000,000.

         "Current Market Value" means, with respect to a share of Common Stock, the average of the daily closing prices for a share of Common Stock for the ten
(10) consecutive trading days before such date, excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be:

         (i) if Common Stock is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the mean of the closing bid and asked prices therefor if no such sale occurred, in each case as officially reported on the principal securities exchange on which Common Stock is listed; or

         (ii) if so quoted, the mean between the closing high bid and low asked quotations of the Common Stock in the over-the-counter market as shown by the National Association of Securities

Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use in the United States, as reported by any member firm of the New York Stock Exchange selected by the Company; or

         (iii) if not quoted as described in clauses (i) or (ii) above, the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company.

         (iv)    "Dilution Adjustment Event" has the meaning set forth in
Section 3(b) hereof.

         "Fair Market Value" means, on any date of determination, (a) if the Common Stock is listed or admitted for trading on any securities exchange or subject to quotations in any quotation system described in the definition of "Current Market Value," and has been so listed or subject to such quotations for the preceding ten (10) consecutive trading days, the Current Market Value,
(b) if clause (a) preceding is not applicable, and Fair Market Value is being determined in connection with any Liquidity Event or Dilution Adjustment Event in which shares of Common Stock are being (or were) issued, sold, assigned, transferred or otherwise disposed of (including any merger or consolidation) for consideration consisting solely of cash in a transaction with a Person who is not an Affiliate with respect to the Company, Purchaser or Baker Communications Fund, L.P., the highest price per share at which a share of Common Stock is being or was issued or disposed of in such Liquidity Event, and
(c) if neither clause (a) nor clause (b) preceding is applicable, the fair market value of one share of Common Stock (determined without giving effect to any minority discount and without giving effect to any restrictions imposed pursuant to any shareholders agreement, voting agreements or similar agreements) as determined pursuant to the Appraisal Procedure (the "Appraised Value"). In the event Fair Market Value is being determined in connection with a Liquidity Event or Dilution Adjustment Event under circumstances in which clause (b) of this definition is applicable, Fair Market Value shall be determined based on the cash consideration received in the most recent Liquidity Event or Dilution Adjustment Event as of the date of such determination of Fair Market Value.

         "Liquidity Event" means the occurrence of any of the following events
(a) the completion by the Company of an initial public offering of Common Stock pursuant to a registration statement under the Securities Act of 1933, (b) Purchaser ceases, for any reason, to hold more than fifty percent (50%) of the outstanding Common Stock of the Company on a fully diluted basis, (c) the sale, assignment, transfer or other disposition by the Company and its subsidiaries of substantially all of their assets considered as a whole, (d) a merger or consolidation involving the Company in which the Company is not the surviving entity, (e) Baker Communications Fund, L.P. or any Affiliate of Baker Communications Fund, L.P. shall cease, for any reason to hold more than fifty percent (50%) of the outstanding common stock of Purchaser on a fully diluted basis, (f) a merger or consolidation involving Purchaser in any transaction in which Purchaser is not the surviving entity, or (g) Purchaser issues any of its capital stock in an initial public offering pursuant to a registration statement under the Securities Act of 1933.

         "Multiplier Fraction" means a fraction, the numerator of which is the Base Numerator, and the denominator of which is the number of shares of Common Stock of the Company calculated on a fully diluted basis at the time the Multiplier Fraction is being determined.

         "Payment Amount" means, as of any date, an amount equal to the remainder of (a) the Total Common Equity Value on such date multiplied times the Multiplier Fraction, minus (b) the Base Value.

         "Payment Notice" has the meaning set forth in Section 2 hereof.

         "Purchaser" means FWT Acquisition, Inc., a Delaware corporation.

         "Qualified Appraiser" means an investment banking firm of national recognition.

         "Total Common Equity Value" means, on any date of determination, the product of the Fair Market Value determined as of such date multiplied times the total number of shares of Common Stock of the Company calculated on a fully diluted basis.

         2. Payment Obligation. Upon the occurrence of a Liquidity Event or at any time thereafter, Executive, at its option, may deliver written notice to the Company (the "Payment Notice") requiring the Company to pay to Executive in cash the Payment Amount. The Payment Amount shall be determined as of the date of delivery of the Payment Notice, and the Company shall pay to Executive the Payment Amount (a) within ten (10) days following delivery of such Payment Notice if the Payment Amount is based on Fair Market Value determined pursuant to clauses (a) or (b) of the definition of "Fair Market Value," and (b) within ten (10) days following final determination of Appraised Value pursuant to the Appraisal Procedure if Fair Market Value is being determined pursuant to clause
(c) of the definition of "Fair Market Value."

         3. Adjustment of Base Numerator. The Base Numerator is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 3.

                 (a) In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock (whether in shares of such Common Stock or in capital stock of any other class of the Company), (ii) split or subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, the Base Numerator after the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted to equal the number of shares of Common Stock which a shareholder having a number of shares of Common Stock equal to the Base Numerator immediately prior to such record date or effective date, as the case may be, would own or be entitled to receive after such record date or effective date.

                 (b) In the event that the Company shall at any time after the date of this Agreement (i) issue any shares of Common Stock without consideration or at a price per share less





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
than Fair Market Value, or (ii) issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than Fair Market Value (a "Dilution Adjustment Event"), the Base Numerator shall be adjusted to equal the product obtained by multiplying the Base Numerator immediately prior to such Dilution Adjustment Event by a fraction, the numerator shall be the number of shares of Common Stock outstanding immediately after such Dilution Adjustment Event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilution Adjustment Event plus the number of shares of such Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at Fair Market Value immediately prior to such issuance. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by a Qualified Appraiser mutually acceptable to the Executive of the Company (the cost of the engagement of said Qualified Appraiser to be borne by the Company). Shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the Base Numerator shall again be adjusted to be such number which would be in effect if the date of such issuance had not been fixed.

                 (c) In case the Company shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of evidences of its indebtedness or assets (whether a liquidating dividend or distribution or otherwise), the Base Numerator after such date of distribution shall be adjusted to equal the product obtained by multiplying the Base Numerator immediately prior to such date by a fraction, the numerator of which shall be the Fair Market Value immediately prior to such distribution, and the denominator of which shall be the Fair Market Value immediately prior to such distribution less the fair market value as determined by a Qualified Appraiser mutually acceptable to the Executive and the Company (the cost of the engagement of said Qualified Appraiser to be borne by the Company) of the portion of the assets or evidences of indebtedness so to be distributed applicable to one share of Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such issuance if a record date therefor is fixed); and, if such distribution is not so made, the Base Numerator shall again be adjusted to be such number which would then be in effect if the date of such distribution had not been fixed.

                 (d) The Company shall not effect any consolidation, merger or sale of the properties and assets of the Company as an entirety or substantially as an entirety to any other person or entity, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligations of the Company under this Agreement.

                 (e) If any question shall at any time arise with respect to the adjusted Base Numerator, such question shall be determined by an independent firm of certified public accountants of recognized national standing mutually acceptable to the Company and Executive.

                 (f) Upon any adjustment of the Base Numerator pursuant to this Section 3, the Company shall promptly, but in all events within thirty
(30) days thereafter, cause to be given to Executive a certificate signed by the Company's Chief Financial Officer setting forth the Base Numerator as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 3(f).

                 In the event:

                 (i) that the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                 (ii) that the Company shall authorize the distribution to holders of its Common Stock of evidences of its indebtedness or assets; or

                 (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                 (iv) of the voluntary dissolution, liquidation or winding up of the Company; or

                 (v) that the Company proposes to take any other action which would require an adjustment of the Base Numerator pursuant to this
Section 3;

then the Company shall deliver to Executive, at least twenty (20) days prior notice stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

         4. Limited Interest. The award of stock appreciation rights pursuant to this Agreement shall not be construed as giving the Executive any rights relating to the stock of the Company. Neither shall this Agreement be construed as giving the Executive any interest in the Company other than as provided pursuant to the terms of this Agreement. Further, this Agreement shall not give the Executive any right to continue as an officer or Executive of the Company or any subsidiary of the Company or affect the right of the Company to dismiss the Executive to the extent permitted pursuant to the terms of the Employment Agreement with the Company.

         5. Notices. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:


    If to the Executive:              Douglas A. Standley
                                      c/o FWT, Inc.
                                      1901 East Loop 820 South
                                      Fort Worth, Texas 76112-7899

    If to the Company:                FWT, Inc.
                                      P.O. Box 8597
                                      Ft. Worth, Texas 76124

                                      Attn: Roy J. Moore and Edward W. Scott

    With a copy to:                   Baker Communications Fund, L.P.
                                      575 Madison Avenue, 10th Floor
                                      New York, New York 10022

                                      Attn: Edward W. Scott

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         6. Assignment. The Company shall not assign, transfer or convey its rights or delegate its duties under this Agreement. Any attempted assignment or delegation shall be void. Executive shall not be permitted to assign or otherwise transfer its rights under this Agreement.

         7. Modification and Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company's duly authorized executive officer.

         8. No Waiver. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed





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
by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         9. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law principles.

         10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of any subject matter contained herein and supersedes all prior severance or other agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, Executive or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

                  [Remainder of page intentionally left blank]





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
         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                      FWT, INC.


                                      By: /s/ WILLIAM R. ESTILL
                                         -----------------------------------
                                      Name:   William R. Estill
                                           ---------------------------------
                                      Title:  Vice President
                                            --------------------------------

                                      DOUGLAS A. STANDLEY


                                      /s/ DOUGLAS A. STANDLEY
                                      --------------------------------------
                                      Douglas A. Standley

                                   EXHIBIT A

                           STOCK APPRECIATION RIGHTS
                                   AGREEMENT

         THIS STOCK APPRECIATION RIGHTS AGREEMENT, effective the 14th day of November, 1997, is made by FWT, Inc. (the "Company") to Douglas A. Standley (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Executive is Chief Operations and President, Ft.
Worth Division of the Company upon whose effort the continual successful and profitable operation of the Company is dependent; and

         WHEREAS, the Company wants to assure the continued availability of the services of the Executive to the Company; and

         WHEREAS, the Executive and the Company desire to grant to Executive the right to participate in an increase in the value of the Company's Common Stock, par value $10.00 per share (the "Common Stock").

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby agrees with Executive as follows:

         1. Defined Terms. As used herein, each of the following terms shall have the following definitions:

         "Affiliate" means any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, control means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract, or otherwise. Control shall be presumed by an individual that is a director or executive officer of a Person, or a Person that beneficially owns more than 10% of any class of securities of such Person having general voting rights. During the period before the Closing and at the Closing, Company shall be considered an Affiliate of each Shareholder. During the period after the Closing, Purchaser and Baker Communications Fund, L.P. shall be considered an Affiliate of Company for so long as Purchaser controls Company.

         "Appraisal Event" means a Dilution Adjustment Event or delivery of a Payment Notice to the extent that, in either such case, Fair Market Value is to be determined pursuant to clause (c) of the definition of Fair Market Value.

         "Appraisal Procedure" shall mean the following procedure for determining the Appraised Value of one share of Common Stock: (a) upon the occurrence of any Appraisal Event, the Company and the Executive shall attempt to agree on a mutually acceptable Qualified Appraiser to value the Common Stock, and if such parties agree on a Qualified Appraiser within ten (10) days following the occurrence of any Appraisal Event such Qualified Appraiser shall, on or before twenty (20) days following the date it is appointed, determine the Appraised Value of the Common Stock, and such determination shall be binding upon the Company and the
Executive: (b) in the event the Company and the Executive are unable to agree on a mutually acceptable Qualified Appraiser within ten (10) days following the occurrence of any Appraisal Event, on the expiration of such ten (10) day period, the Company and the Executive shall each appoint a Qualified Appraiser to value the Common Stock. Within twenty (20) days following the date they are appointed, the Qualified Appraisers appointed by the Company and the Executive shall determine the Appraised Value of the Common Stock. In the event the Appraised Value determined by the Company's Qualified Appraiser is more than 95% of the Appraised Value determined by the Executive's Qualified Appraiser, the Appraised Value for purposes of this Agreement shall be the average of the values determined by such appraisers and such determination shall be binding upon the Company and the Executive. In the event the Appraised Value determined by the Company's Qualified Appraiser is equal to or less than 95% of the value determined by the Executive's Qualified Appraiser, such appraisers shall in turn promptly appoint a third Qualified Appraiser who shall, within twenty (20) days following the date it is appointed, determine the Appraised Value of the Common Stock. The value which is neither the lowest nor the highest of the values determined by the three Qualified Appraisers shall be the Appraised Value of the Common Stock for purposes of this Agreement and shall be binding upon the Company and the Executive. In the event either the Company or the Executive fails to timely appoint a Qualified Appraiser, such failing party will be deemed to have waived its rights to appoint a Qualified Appraiser, and the Qualified Appraiser appointed by the other party shall determine the Appraised Value for purposes of this Agreement which determination shall be binding upon the Executive and the Company. The costs of each Qualified Appraiser referred to herein shall be paid by the Company.

         "Appraised Value" has the meaning set forth in the definition of "Fair Market Value."

         "Base Numerator" initially means 6.8071; provided, that such amount is subject to adjustment as provided in Section 3 hereof.

         "Base Value" means $45,000,000.

         "Current Market Value" means, with respect to a share of Common Stock, the average of the daily closing prices for a share of Common Stock for the ten
(10) consecutive trading days before such date, excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be:

         (i) if Common Stock is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the mean of the closing bid and asked prices therefor if no such sale occurred, in each case as officially reported on the principal securities exchange on which Common Stock is listed; or

         (ii) if so quoted, the mean between the closing high bid and low asked quotations of the Common Stock in the over-the-counter market as shown by the National Association of Securities

Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use in the United States, as reported by any member firm of the New York Stock Exchange selected by the Company; or

         (iii) if not quoted as described in clauses (i) or (ii) above, the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company.

         (iv)    "Dilution Adjustment Event" has the meaning set forth in
Section 3(b) hereof.

         "Fair Market Value" means, on any date of determination, (a) if the Common Stock is listed or admitted for trading on any securities exchange or subject to quotations in any quotation system described in the definition of "Current Market Value," and has been so listed or subject to such quotations for the preceding ten (10) consecutive trading days, the Current Market Value,
(b) if clause (a) preceding is not applicable, and Fair Market Value is being determined in connection with any Liquidity Event or Dilution Adjustment Event in which shares of Common Stock are being (or were) issued, sold, assigned, transferred or otherwise disposed of (including any merger or consolidation) for consideration consisting solely of cash in a transaction with a Person who is not an Affiliate with respect to the Company, Purchaser or Baker Communications Fund, L.P., the highest price per share at which a share of Common Stock is being or was issued or disposed of in such Liquidity Event, and
(c) if neither clause (a) nor clause (b) preceding is applicable, the fair market value of one share of Common Stock (determined without giving effect to any minority discount and without giving effect to any restrictions imposed pursuant to any shareholders agreement, voting agreements or similar agreements) as determined pursuant to the Appraisal Procedure (the "Appraised Value"). In the event Fair Market Value is being determined in connection with a Liquidity Event or Dilution Adjustment Event under circumstances in which clause (b) of this definition is applicable, Fair Market Value shall be determined based on the cash consideration received in the most recent Liquidity Event or Dilution Adjustment Event as of the date of such determination of Fair Market Value.

         "Liquidity Event" means the occurrence of any of the following events
(a) the completion by the Company of an initial public offering of Common Stock pursuant to a registration statement under the Securities Act of 1933, (b) Purchaser ceases, for any reason, to hold more than fifty percent (50%) of the outstanding Common Stock of the Company on a fully diluted basis, (c) the sale, assignment, transfer or other disposition by the Company and its subsidiaries of substantially all of their assets considered as a whole, (d) a merger or consolidation involving the Company in which the Company is not the surviving entity, (e) Baker Communications Fund, L.P. or any Affiliate of Baker Communications Fund, L.P. shall cease, for any reason to hold more than fifty percent (50%) of the outstanding common stock of Purchaser on a fully diluted basis, (f) a merger or consolidation involving Purchaser in any transaction in which Purchaser is not the surviving entity, or (g) Purchaser issues any of its capital stock in an initial public offering pursuant to a registration statement under the Securities Act of 1933.

         "Multiplier Fraction" means a fraction, the numerator of which is the Base Numerator, and the denominator of which is the number of shares of Common Stock of the Company calculated on a fully diluted basis at the time the Multiplier Fraction is being determined.

         "Payment Amount" means, as of any date, an amount equal to the remainder of (a) the Total Common Equity Value on such date multiplied times the Multiplier Fraction, minus (b) the Base Value.

         "Payment Notice" has the meaning set forth in Section 2 hereof.

         "Purchaser" means FWT Acquisition, Inc., a Delaware corporation.

         "Qualified Appraiser" means an investment banking firm of national recognition.

         "Total Common Equity Value" means, on any date of determination, the product of the Fair Market Value determined as of such date multiplied times the total number of shares of Common Stock of the Company calculated on a fully diluted basis.

         2. Payment Obligation. Upon the occurrence of a Liquidity Event or at any time thereafter, Executive, at its option, may deliver written notice to the Company (the "Payment Notice") requiring the Company to pay to Executive in cash the Payment Amount. The Payment Amount shall be determined as of the date of delivery of the Payment Notice, and the Company shall pay to Executive the Payment Amount (a) within ten (10) days following delivery of such Payment Notice if the Payment Amount is based on Fair Market Value determined pursuant to clauses (a) or (b) of the definition of "Fair Market Value," and (b) within ten (10) days following final determination of Appraised Value pursuant to the Appraisal Procedure if Fair Market Value is being determined pursuant to clause
(c) of the definition of "Fair Market Value."

         3. Adjustment of Base Numerator. The Base Numerator is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 3.

                 (a) In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock (whether in shares of such Common Stock or in capital stock of any other class of the Company), (ii) split or subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, the Base Numerator after the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted to equal the number of shares of Common Stock which a shareholder having a number of shares of Common Stock equal to the Base Numerator immediately prior to such record date or effective date, as the case may be, would own or be entitled to receive after such record date or effective date.

                 (b) In the event that the Company shall at any time after the date of this Agreement (i) issue any shares of Common Stock without consideration or at a price per share less than Fair Market Value, or (ii) issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than Fair Market Value (a "Dilution Adjustment Event"), the Base Numerator shall be adjusted to equal the product obtained by multiplying the Base Numerator immediately prior to such Dilution Adjustment Event by a fraction, the numerator shall be the number of shares of Common Stock outstanding immediately after such Dilution Adjustment Event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilution Adjustment Event plus the number of shares of such Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at Fair Market Value immediately prior to such issuance. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by a Qualified Appraiser mutually acceptable to the Executive of the Company (the cost of the engagement of said Qualified Appraiser to be borne by the Company). Shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the Base Numerator shall again be adjusted to be such number which would be in effect if the date of such issuance had not been fixed.

                 (c) In case the Company shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of evidences of its indebtedness or assets (whether a liquidating dividend or distribution or otherwise), the Base Numerator after such date of distribution shall be adjusted to equal the product obtained by multiplying the Base Numerator immediately prior to such date by a fraction, the numerator of which shall be the Fair Market Value immediately prior to such distribution, and the denominator of which shall be the Fair Market Value immediately prior to such distribution less the fair market value as determined by a Qualified Appraiser mutually acceptable to the Executive and the Company (the cost of the engagement of said Qualified Appraiser to be borne by the Company) of the portion of the assets or evidences of indebtedness so to be distributed applicable to one share of Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such issuance if a record date therefor is fixed); and, if such distribution is not so made, the Base Numerator shall again be adjusted to be such number which would then be in effect if the date of such distribution had not been fixed.

                 (d) The Company shall not effect any consolidation, merger or sale of the properties and assets of the Company as an entirety or substantially as an entirety to any other person or entity, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligations of the Company under this Agreement.

                 (e) If any question shall at any time arise with respect to the adjusted Base Numerator, such question shall be determined by an independent firm of certified public accountants of recognized national standing mutually acceptable to the Company and Executive.

                 (f) Upon any adjustment of the Base Numerator pursuant to this Section 3, the Company shall promptly, but in all events within thirty
(30) days thereafter, cause to be given to Executive a certificate signed by the Company's Chief Financial Officer setting forth the Base Numerator as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 3(f).

                 In the event:

                 (i) that the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                 (ii) that the Company shall authorize the distribution to holders of its Common Stock of evidences of its indebtedness or assets; or

                 (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                 (iv) of the voluntary dissolution, liquidation or winding up of the Company; or

                 (v) that the Company proposes to take any other action which would require an adjustment of the Base Numerator pursuant to this
Section 3;

then the Company shall deliver to Executive, at least twenty (20) days prior notice stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

         4. Limited Interest. The award of stock appreciation rights pursuant to this Agreement shall not be construed as giving the Executive any rights relating to the stock of the Company. Neither shall this Agreement be construed as giving the Executive any interest in the Company other than as provided pursuant to the terms of this Agreement. Further, this Agreement shall not give the Executive any right to continue as an officer or Executive of the Company or any subsidiary of the Company or affect the right of the Company to dismiss the Executive to the extent permitted pursuant to the terms of the Employment Agreement with the Company.

         5. Notices. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:


    If to the Executive:              Douglas A. Standley
                                      c/o FWT, Inc.
                                      1901 East Loop 820 South
                                      Fort Worth, Texas 76112-7899

    If to the Company:                FWT, Inc.
                                      P.O. Box 8597
                                      Ft. Worth, Texas 76124

                                      Attn: Roy J. Moore and Edward W. Scott

    With a copy to:                   Baker Communications Fund, L.P.
                                      575 Madison Avenue, 10th Floor
                                      New York, New York 10022

                                      Attn: Edward W. Scott

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         6. Assignment. The Company shall not assign, transfer or convey its rights or delegate its duties under this Agreement. Any attempted assignment or delegation shall be void. Executive shall not be permitted to assign or otherwise transfer its rights under this Agreement.

         7. Modification and Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company's duly authorized executive officer.

         8. No Waiver. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         9. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law principles.

         10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of any subject matter contained herein and supersedes all prior severance or other agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, Executive or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                      FWT, INC.


                                      By: /s/ WILLIAM R. ESTILL
                                         -----------------------------------
                                      Name:   William R. Estill
                                           ---------------------------------
                                      Title:  Vice President
                                            --------------------------------

                                      DOUGLAS A. STANDLEY


                                      /s/ DOUGLAS A. STANDLEY
                                      --------------------------------------
                                      Douglas A. Standley